Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,367.19
Total Fee Amount	1,367.19
Total Transaction Valuation	9,900,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00